As filed with the Securities and Exchange Commission on January 22, 2003.
                                                          Registration  No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               VAALCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                         76-0274813
    (State or other jurisdiction                            (I.R.S. Employer
  of incorporation or organization)                      Identification Number)

              4600 Post Oak Place, Suite 309, Houston, Texas 77027
                    (Address of Principal Executive Offices)


                               VAALCO ENERGY, INC.
                  WILLIAM E. PRITCHARD III EMPLOYMENT AGREEMENT
                              (Full Title of Plan)

                              W. Russell Scheirman
                         4600 Post Oak Place, Suite 309
                              Houston, Texas 77027
                     (Name and address of Agent for Service)

                                 (713) 623-0801
          (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                              HAYNES AND BOONE, LLP
                           1000 Louisiana, Suite 4300
                              Houston, Texas 77002
                            Attn: George G. Young III
                                 (713) 547-2081



                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                             Proposed Maximum     Proposed Maximum      Amount of
  Title of Securities to be Registered     Amount to be       Offering Price           Aggregate       Registration
                                            Registered           Per Share          Offering Price         Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.10 per
share (1)                                      900,000          $7.50(2)            $3,825,000(2)        $351.90
====================================================================================================================

(1) In addition pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(2) Pursuant to Rule 457(h) of the Securities Act of 1933, the offering price and registration fee is computed upon the basis of the price at which the warrants may be exercised. The warrants may be exercised at the following prices: 150,000 shares at $.50; 250,000 shares at $2.50; 250,000 shares at
$5.00; and 250,000 shares at $7.50

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*


ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*


         *Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to our employees and officers participating in the William E. Pritchard III Employment Agreement (the "Plan") as specified by Rule 428(b)(1) under the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by us with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, are incorporated herein by reference:

     .   Annual Report on Form 10-KSB for the fiscal year ended December 31,
         2001.
     . Quarterly Report on Form 10-QSB for the quarters ended March 30, 2002, June 30, 2002, and September 30, 2002.
     .   Current Report on Form 8-K filed on August 19, 2002.
     . The description of our common stock contained in our Registration Statement on Form 10 (Registration No. 0-20928), as amended by Form 8 filed by us filed with the Commission on January 25, 1993, including any future amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered under the Plan have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of the filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4.  DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5.  INTERESTS OF NAMED PERSONS AND COUNSEL.

        Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Section 145 of the General Corporation Law of the State of Delaware, pursuant to which we are incorporated, provides generally and in pertinent part that a Delaware corporation may indemnify its directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) against expenses, judgments, fines, and settlements actually and reasonably incurred by them in connection with any civil, criminal, administrative, or investigative suit or action except actions by or in the right of the corporation if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful. Section 145 further provides that in connection with the defense or settlement of any action by or in the right of the corporation, a Delaware corporation may indemnify its directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) against expenses actually and reasonably incurred by them if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue, or matter as to which such person has been adjudged liable to the corporation unless the Delaware Court of Chancery or other court in which such action or suit is brought approves such indemnification. Section 145 further permits a Delaware corporation to grant its directors and officers additional rights of indemnification through bylaw provisions and otherwise, and or purchase indemnity insurance on behalf of its directors and officers. Article Nine of our Certificate of Incorporation, as amended, and Article VII of our Bylaws, as amended, provide, in general, that we may indemnify our directors, officers, employees and agents (or persons serving at our request as a director, officer, employee or agent of another entity) to the full extent of Delaware law.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

        Not Applicable.

ITEM 8.  EXHIBITS.

    EXHIBIT NUMBER                  DESCRIPTION                INCORPORATED BY              FILED HEREWITH
                                                               REFERENCE FROM
         4.1                  Restated Certificate of     Incorporated by reference
                               Incorporation of the        from exhibit 4.1 of the
                                      Company              Company's Registration
                                                           Statement on Form S-3,
                                                          Reg. No. 333-59095 filed
                                                              on July 15, 1998

         4.2                 Certificate of Amendment     Incorporated by reference
                            to Restated Certificate of     from exhibit 4.2 of the
                               Incorporation of the        Company's Registration
                                      Company              Statement on Form S-3,
                                                          Reg. No. 333-59095 filed
                                                              on July 15, 1998

         4.3                   Bylaws of the Company      Incorporated by reference
                                                           from exhibit 4.3 of the
                                                           Company's Registration
                                                           Statement on Form S-3,
                                                          Reg. No. 333-59095 filed
                                                              on July 15, 1998

         4.4                Amendment to Bylaws of the    Incorporated by reference
                                   the Company             from exhibit 4.4 of the
                                                           Company's Registration
                                                           Statement on Form S-3,
                                                          Reg. No. 333-59095 filed
                                                              on July 15, 1998

         4.5                Designation of Convertible    Incorporated by reference
                             Series A Preferred Stock      from exhibit 4.1 of the
                                  of the Company          Company's Report on Form
                                                                  8-K filed
                                                              on March 4, 1998

         4.6                Specimen Stock Certificate    Incorporated by reference
                              of the Company's Common      from exhibit 4.5 of the
                                       Stock               Company's Registration
                                                           Statement on Form S-8,
                                                          Reg. No. 333-67858, filed
                                                             on August 17, 2001

         5.1                   Opinion of Haynes and                                               X
                                    Boone, LLP

        15.1                    Letter re unaudited
                                 interim financial
                                   information*

    EXHIBIT NUMBER                DESCRIPTION                 INCORPORATED BY                   FILED HEREWITH
                                                              REFERENCE FROM
        23.1                  Consent of Deloitte &                                                X
                                   Touche LLP

        23.2                  Consent of Haynes and                                         Included as part of
                                   Boone, LLP                                                  Exhibit 5.1

          24                    Power of attorney                                           Signature Page to this
                                                                                            Registration Statement

        99.1                  Employment Agreement        Incorporated by reference
                              by and between the          from exhibit 10.30 of the
                             Company and William E.        Company's Registration
                              Pritchard, III dated         Statement on Form 10-KSB
                             September 1, 1996               for the year ended
                                                             December 31, 1996

        99.2                Warrant granted to William                                             X
                            E. Pritchard, III dated
                            September 1, 1996

        99.3                Warrant granted to William                                             X
                            E. Pritchard, III dated
                            September 1, 1996

        99.4                Warrant granted to William                                             X
                            E. Pritchard, III dated
                            September 1, 1996

        99.5                Warrant granted to William                                              X
                            E. Pritchard, III dated
                            September 1, 1996

        99.6                Letter Agreement by and                                                 X
                            between the Company and
                            William E. Pritchard, III
                            dated July 30, 1998

*Not applicable

ITEM 9.  UNDERTAKINGS.

(a)    We hereby undertake:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration

                            Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

       provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by us pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (b) We hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefits plan's annual report pursuant to
              Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on January 22, 2003.


                                        VAALCO ENERGY, INC.



                                        By: /s/ Robert L. Gerry, III
                                           -------------------------------------
                                            Robert L. Gerry, III
                                            Chairman of the Board and Chief
                                            Executive Officer

                                POWER OF ATTORNEY

       Each of the undersigned hereby appoints Robert L. Gerry, III and W. Russell Scheirman, and each of them, as attorney and agent for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 22, 2003.

Signature                                        Title
---------                                        -----
/s/ Robert L. Gerry, III                         Chairman of the Board and Chief Executive Officer
--------------------------------------------
Robert L. Gerry, III                             (principal executive officer)


/s/ W. Russell Scheirman                         President, Chief Financial Officer and Director
--------------------------------------------
W. Russell Scheirman                             (principal accounting and financial officer)


/s/ Virgil A. Walston, Jr.                       Vice Chairman of the Board and Chief Operating
--------------------------------------------
Virgil A. Walston, Jr.                           Officer


/s/ Walter W. Grist                              Director
--------------------------------------------
Walter W. Grist

/s/ T. Michael Long                              Director
--------------------------------------------
T. Michael Long

/s/ Arne R. Nielsen                              Director
--------------------------------------------
Arne R. Nielsen

/s/ Lawrence C. Tucker                           Director
--------------------------------------------
Lawrence C. Tucker

                                  EXHIBIT INDEX

        EXHIBIT NUMBER                  DESCRIPTION                  INCORPORATED BY              FILED HEREWITH
                                                                     REFERENCE FROM
             4.1                  Restated Certificate of       Incorporated by reference
                                   Incorporation of the          from exhibit 4.1 of the
                                         Company                 Company's Registration
                                                                 Statement on Form S-3,
                                                                Reg. No. 333-59095 filed
                                                                    on July 15, 1998

             4.2                 Certificate of Amendment       Incorporated by reference
                                to Restated Certificate of       from exhibit 4.2 of the
                                   Incorporation of the          Company's Registration
                                         Company                 Statement on Form S-3,
                                                                Reg. No. 333-59095 filed
                                                                    on July 15, 1998

             4.3                   Bylaws of the Company        Incorporated by reference
                                                                 from exhibit 4.3 of the
                                                                 Company's Registration
                                                                 Statement on Form S-3,
                                                                Reg. No. 333-59095 filed
                                                                    on July 15, 1998

             4.4                   Amendment to Bylaws of       Incorporated by reference
                                         the Company             from exhibit 4.4 of the
                                                                 Company's Registration
                                                                 Statement on Form S-3,
                                                                Reg. No. 333-59095 filed
                                                                    on July 15, 1998

             4.5                Designation of Convertible      Incorporated by reference
                                 Series A Preferred Stock        from exhibit 4.1 of the
                                      of the Company            Company's Report on Form
                                                                        8-K filed
                                                                    on March 4, 1998

             4.6                Specimen Stock Certificate      Incorporated by reference
                                      of the Company's           from exhibit 4.5 of the
                                        Common Stock             Company's Registration
                                                                 Statement on Form S-8,
                                                                Reg. No. 333-67858, filed
                                                                   on August 17, 2001

             5.1                   Opinion of Haynes and                                                  X
                                        Boone, LLP

            15.1                    Letter re unaudited
                                     interim financial
                                       information*

        EXHIBIT NUMBER                  DESCRIPTION                  INCORPORATED BY                  FILED HEREWITH
                                                                     REFERENCE FROM
            23.1                   Consent of Deloitte &                                                    X
                                        Touche LLP

            23.2                   Consent of Haynes and                                           Included as part of
                                        Boone, LLP                                                     Exhibit 5.1

              24                     Power of attorney                                            Signature Page to this
                                                                                                  Registration Statement

            99.1                   Employment Agreement         Incorporated by reference
                                    by and between the          from exhibit 10.30 of the
                                   Company and William E.        Company's Registration
                                    Pritchard, III dated         Statement on Form 10-KSB
                                     September 1, 1996             for the year ended
                                                                    December 31, 1996

             99.2               Warrant granted to William                                                  X
                                E. Pritchard, III dated
                                September 1, 1996

             99.3               Warrant granted to William                                                  X
                                E. Pritchard, III dated
                                September 1, 1996

             99.4               Warrant granted to William                                                  X
                                E. Pritchard, III dated
                                September 1, 1996

             99.5               Warrant granted to William                                                  X
                                E. Pritchard, III dated
                                September 1, 1996

             99.6               Letter Agreement by and                                                     X
                                between the Company and
                                William E. Pritchard, III
                                dated July 30, 1998

*Not applicable